                                                                   Exhibit 4-250

                                    INDENTURE

                            DATED AS OF MAY 15, 2006

                                   ----------

                           THE DETROIT EDISON COMPANY
                   (2000 2nd Avenue, Detroit, Michigan 48226)

                                       TO

                 J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
                 (611 Woodward Avenue, Detroit, Michigan 48226)

                                   AS TRUSTEE

                                   ----------

                   SUPPLEMENTAL TO MORTGAGE AND DEED OF TRUST
                           DATED AS OF OCTOBER 1, 1924

                                  PROVIDING FOR

                    (A) GENERAL AND REFUNDING MORTGAGE BONDS,
                                  2006 SERIES A

                                       AND

                          (B) RECORDING AND FILING DATA

                               TABLE OF CONTENTS*

                                                                            PAGE
                                                                            ----
PARTIES..................................................................     3
RECITALS.................................................................     3
   Original Indenture and Supplementals..................................     3
   Issue of Bonds Under Indenture........................................     3
   Bonds Heretofore Issued...............................................     4
   Reason for Creation of New Series.....................................    10
   Bonds to be 2006 Series A.............................................    10
   Further Assurance.....................................................    10
   Authorization of Supplemental Indenture...............................    10
   Consideration for Supplemental Indenture..............................    10
PART I.   CREATION OF THREE HUNDRED FORTY-SIXTH SERIES OF BONDS, GENERAL
          AND REFUNDING MORTGAGE BONDS, 2006 SERIES A....................    11
   Sec. 1. Terms of Bonds of 2006 Series A...............................    11
   Sec. 2. Release.......................................................    13
   Sec. 3. Redemption of Bonds of 2006 Series A..........................    13
   Sec. 4. Redemption of Bonds of 2006 Series A in Event of Acceleration
           of Notes......................................................    13
   Sec. 5. Form of Bonds of 2006 Series A................................    14
           Form of Trustee's Certificate.................................    16
           Form of Reverse of Bond.......................................    16
PART II.  RECORDING AND FILING DATA......................................    18
   Recording and Filing of Original Indenture............................    18
   Recording and Filing of Supplemental Indentures.......................    19
   Recording and Filing of Supplemental Indenture Dated as of February 1,
   2005..................................................................    24
   Recording and Filing of Supplemental Indenture Dated as of April 1,
   2005..................................................................    24
   Recording and Filing of Supplemental Indenture Dated as of August 1,
   2005..................................................................    25
   Recording and Filing of Supplemental Indenture Dated as of
   September 15, 2005....................................................    25
   Recording and Filing of Supplemental Indenture Dated as of September
   30, 2005..............................................................    26
   Recording of Certificates of Provision for Payment....................    27
PART III. THE TRUSTEE....................................................    27
   Terms and Conditions of Acceptance of Trust by Trustee................    27
PART IV.  MISCELLANEOUS..................................................    28
   Confirmation of Section 318(c) of Trust Indenture Act.................    28
   Execution in Counterparts.............................................    28
   Testimonium...........................................................    28
   Execution by Company..................................................    29
   Acknowledgment of Execution by Company................................    30
   Execution by Trustee..................................................    31
   Acknowledgment of Execution by Trustee................................    32
   Affidavit as to Consideration and Good Faith..........................    33

----------
* This Table of Contents shall not have any bearing upon the interpretation of any of the terms or provisions of this Indenture.

PARTIES.                         SUPPLEMENTAL INDENTURE, dated as of the 15th day of May, in the year
                                 2006, between THE DETROIT EDISON COMPANY, a corporation organized and existing under the laws of the State of Michigan and a public utility
                                 (hereinafter called the "Company"), party of the first part, and J.P.
                                 Morgan Trust Company, National Association, a trust company organized and existing under the laws of the United States, having a corporate trust office at 611 Woodward Avenue, Detroit, Michigan 48226, as successor Trustee under the Mortgage and Deed of Trust hereinafter mentioned (hereinafter called the "Trustee"), party of the second part.

ORIGINAL INDENTURE AND           WHEREAS, the Company has heretofore executed and delivered its
SUPPLEMENTALS.                   Mortgage and Deed of Trust (hereinafter referred to as the "Original
                                 Indenture"), dated as of October 1, 1924, to the Trustee, for the security of all bonds of the Company outstanding thereunder, and pursuant to the terms and provisions of the Original Indenture, indentures dated as of, respectively, June 1, 1925, August 1, 1927,
                                 February 1, 1931, June 1, 1931, October 1, 1932, September 25, 1935,
                                 September 1, 1936, November 1, 1936, February 1, 1940, December 1,
                                 1940, September 1, 1947, March 1, 1950, November 15, 1951, January
                                 15, 1953, May 1, 1953, March 15, 1954, May 15, 1955, August 15, 1957,
                                 June 1, 1959, December 1, 1966, October 1, 1968, December 1, 1969,
                                 July 1, 1970, December 15, 1970, June 15, 1971, November 15, 1971,
                                 January 15, 1973, May 1, 1974, October 1, 1974, January 15, 1975,
                                 November 1, 1975, December 15, 1975, February 1, 1976, June 15, 1976,
                                 July 15, 1976, February 15, 1977, March 1, 1977, June 15, 1977, July
                                 1, 1977, October 1, 1977, June 1, 1978, October 15, 1978, March 15,
                                 1979, July 1, 1979, September 1, 1979, September 15, 1979, January 1,
                                 1980, April 1, 1980, August 15, 1980, August 1, 1981, November 1,
                                 1981, June 30, 1982, August 15, 1982, June 1, 1983, October 1, 1984,
                                 May 1, 1985, May 15, 1985, October 15, 1985, April 1, 1986, August
                                 15, 1986, November 30, 1986, January 31, 1987, April 1, 1987, August
                                 15, 1987, November 30, 1987, June 15, 1989, July 15, 1989, December
                                 1, 1989, February 15, 1990, November 1, 1990, April 1, 1991, May 1,
                                 1991, May 15, 1991, September 1, 1991, November 1, 1991, January 15,
                                 1992, February 29, 1992, April 15, 1992, July 15, 1992, July 31,
                                 1992, November 30, 1992, December 15, 1992, January 1, 1993, March 1,
                                 1993, March 15, 1993, April 1, 1993, April 26, 1993, May 31, 1993,
                                 June 30, 1993, June 30, 1993, September 15, 1993, March 1, 1994, June
                                 15, 1994, August 15, 1994, December 1, 1994, August 1, 1995, August
                                 1, 1999, August 15, 1999, January 1, 2000, April 15, 2000, August 1,
                                 2000, March 15, 2001, May 1, 2001, August 15, 2001, September 15,
                                 2001, September 17, 2002, October 15, 2002, December 1, 2002, August
                                 1, 2003, March 15, 2004, July 1, 2004, February 1, 2005, April 1,
                                 2005, August 1, 2005, September 15, 2005, and September 30, 2005
                                 supplemental to the Original Indenture, have heretofore been entered into between the Company and the Trustee (the Original Indenture and
                                 all indentures supplemental thereto together being hereinafter sometimes referred to as the "Indenture"); and

ISSUE OF BONDS UNDER             WHEREAS, the Indenture provides that said bonds shall be issuable in
INDENTURE.                       one or more series, and makes provision that the rates of interest and dates for the payment thereof, the date of maturity or dates of maturity, if of serial maturity, the terms and rates of optional redemption (if redeemable), the forms of registered bonds without coupons of any series and any other provisions and agreements in respect thereof, in the Indenture provided and permitted, as the

                                 Board of Directors may determine, may be expressed in a supplemental indenture to be made by the Company to the Trustee thereunder; and

BONDS HERETOFORE ISSUED.         WHEREAS, bonds in the principal amount of Twelve billion ninety-two million eight hundred two thousand dollars ($12,092,802,000) have heretofore been issued under the Indenture as follows, viz:

           (1)                   Bonds of Series A                   -- Principal Amount $26,016,000,

           (2)                   Bonds of Series B                   -- Principal Amount $23,000,000,

           (3)                   Bonds of Series C                   -- Principal Amount $20,000,000,

           (4)                   Bonds of Series D                   -- Principal Amount $50,000,000,

           (5)                   Bonds of Series E                   -- Principal Amount $15,000,000,

           (6)                   Bonds of Series F                   -- Principal Amount $49,000,000,

           (7)                   Bonds of Series G                   -- Principal Amount $35,000,000,

           (8)                   Bonds of Series H                   -- Principal Amount $50,000,000,

           (9)                   Bonds of Series I                   -- Principal Amount $60,000,000,

           (10)                  Bonds of Series J                   -- Principal Amount $35,000,000,

           (11)                  Bonds of Series K                   -- Principal Amount $40,000,000,

           (12)                  Bonds of Series L                   -- Principal Amount $24,000,000,

           (13)                  Bonds of Series M                   -- Principal Amount $40,000,000,

           (14)                  Bonds of Series N                   -- Principal Amount $40,000,000,

           (15)                  Bonds of Series O                   -- Principal Amount $60,000,000,

           (16)                  Bonds of Series P                   -- Principal Amount $70,000,000,

           (17)                  Bonds of Series Q                   -- Principal Amount $40,000,000,

           (18)                  Bonds of Series W                   -- Principal Amount $50,000,000,

           (19)                  Bonds of Series AA                  -- Principal Amount $100,000,000,

           (20)                  Bonds of Series BB                  -- Principal Amount $50,000,000,

           (21)                  Bonds of Series CC                  -- Principal Amount $50,000,000,

           (22)                  Bonds of Series UU                  -- Principal Amount $100,000,000,

           (23-31)               Bonds of Series DDP Nos. 1-9        -- Principal Amount $14,305,000,

           (32-45)               Bonds of Series FFR Nos. 1-14       -- Principal Amount $45,600,000,

           (46-67)               Bonds of Series GGP Nos. 1-22       -- Principal Amount $42,300,000,

           (68)                  Bonds of Series HH                  -- Principal Amount $50,000,000,

           (69-90)               Bonds of Series IIP Nos. 1-22       -- Principal Amount $3,750,000,

           (91-98)               Bonds of Series JJP Nos. 1-8        -- Principal Amount $6,850,000,

           (99-107)              Bonds of Series KKP Nos. 1-9        -- Principal Amount $34,890,000,

           (108-122)             Bonds of Series LLP Nos. 1-15       -- Principal Amount $8,850,000,

           (123-143)             Bonds of Series NNP Nos. 1-21       -- Principal Amount $47,950,000,

           (144-161)             Bonds of Series OOP Nos. 1-18       -- Principal Amount $18,880,000,

           (162-180)             Bonds of Series QQP Nos. 1-19       -- Principal Amount $13,650,000,

           (181-195)             Bonds of Series TTP Nos. 1-15       -- Principal Amount $3,800,000,

           (196)                 Bonds of 1980 Series A              -- Principal Amount $50,000,000,

           (197-221)             Bonds of 1980 Series CP Nos. 1-25   -- Principal Amount $35,000,000,

           (222-232)             Bonds of 1980 Series DP Nos. 1-11   -- Principal Amount $10,750,000,

           (233-248)             Bonds of 1981 Series AP Nos. 1-16   -- Principal Amount $124,000,000,

           (249)                 Bonds of 1985 Series A              -- Principal Amount $35,000,000,

           (250)                 Bonds of 1985 Series B              -- Principal Amount $50,000,000,

           (251)                 Bonds of Series PP                  -- Principal Amount $70,000,000,

           (252)                 Bonds of Series RR                  -- Principal Amount $70,000,000,

           (253)                 Bonds of Series EE                  -- Principal Amount $50,000,000,

           (254-255)             Bonds of Series MMP and MMP No. 2   -- Principal Amount $5,430,000,

           (256)                 Bonds of Series T                   -- Principal Amount $75,000,000,

           (257)                 Bonds of Series U                   -- Principal Amount $75,000,000,

           (258)                 Bonds of 1986 Series B              -- Principal Amount $100,000,000,

           (259)                 Bonds of 1987 Series D              -- Principal Amount $250,000,000,

           (260)                 Bonds of 1987 Series E              -- Principal Amount $150,000,000,

           (261)                 Bonds of 1987 Series C              -- Principal Amount $225,000,000,

           (262)                 Bonds of Series V                   -- Principal Amount $100,000,000,

           (263)                 Bonds of Series SS                  -- Principal Amount $150,000,000,

           (264)                 Bonds of 1980 Series B              -- Principal Amount $100,000,000,

           (265)                 Bonds of 1986 Series C              -- Principal Amount $200,000,000,

           (266)                 Bonds of 1986 Series A              -- Principal Amount $200,000,000,

           (267)                 Bonds of 1987 Series B              -- Principal Amount $175,000,000,

           (268)                 Bonds of Series X                   -- Principal Amount $100,000,000,

           (269)                 Bonds of 1987 Series F              -- Principal Amount $200,000,000,

           (270)                 Bonds of 1987 Series A              -- Principal Amount $300,000,000,

           (271)                 Bonds of Series Y                   -- Principal Amount $60,000,000,

           (272)                 Bonds of Series Z                   -- Principal Amount $100,000,000,

           (273)                 Bonds of 1989 Series A              -- Principal Amount $300,000,000,

           (274)                 Bonds of 1984 Series AP             -- Principal Amount $2,400,000,

           (275)                 Bonds of 1984 Series BP             -- Principal Amount $7,750,000,

           (276)                 Bonds of Series R                   -- Principal Amount $100,000,000,

           (277)                 Bonds of Series S                   -- Principal Amount $150,000,000,

           (278)                 Bonds of 1993 Series D              -- Principal Amount $100,000,000,

           (279)                 Bonds of 1992 Series E              -- Principal Amount $50,000,000,

           (280)                 Bonds of 1993 Series B              -- Principal Amount $50,000,000,

           (281)                 Bonds of 1989 Series BP             -- Principal Amount $66,565,000,

           (282)                 Bonds of 1990 Series A              -- Principal Amount $194,649,000,

           (283)                 Bonds of 1990 Series D              -- Principal Amount $0,

           (284)                 Bonds of 1993 Series G              -- Principal Amount $225,000,000,

           (285)                 Bonds of 1993 Series K              -- Principal Amount $160,000,000,

           (286)                 Bonds of 1991 Series EP             -- Principal Amount $41,480,000,

           (287)                 Bonds of 1993 Series H              -- Principal Amount $50,000,000,

           (288)                 Bonds of 1999 Series D              -- Principal Amount $40,000,000,

           (289)                 Bonds of 1991 Series FP             -- Principal Amount $98,375,000,

           (290)                 Bonds of 1992 Series BP             -- Principal Amount $20,975,000,

           (291)                 Bonds of 1992 Series D              -- Principal Amount $300,000,000,

           (292)                 Bonds of 1992 Series CP             -- Principal Amount $35,000,000,

           (293)                 Bonds of 1993 Series C              -- Principal Amount $225,000,000,

           (294)                 Bonds of 1993 Series E              -- Principal Amount $400,000,000,

           (295)                 Bonds of 1993 Series J              -- Principal Amount $300,000,000,

           (296-301)             Bonds of Series KKP Nos. 10-15      -- Principal Amount $179,590,000,

           (302)                 Bonds of 1989 Series BP No. 2       -- Principal Amount $36,000,000,

           (303)                 Bonds of 1993 Series FP             -- Principal Amount $5,685,000,

           (304)                 Bonds of 1993 Series IP             -- Principal Amount $5,825,000,

           (305)                 Bonds of 1994 Series AP             -- Principal Amount $7,535,000,

           (306)                 Bonds of 1994 Series BP             -- Principal Amount $12,935,000,

           (307)                 Bonds of 1994 Series DP             -- Principal Amount $23,700,000,

           (308)                 Bonds of 1994 Series C              -- Principal Amount $200,000,000,

           (309)                 Bonds of 2000 Series A              -- Principal Amount $220,000,000,

           (310)                 Bonds of 2005 Series A              -- Principal Amount $200,000,000,

           (311)                 Bonds of 1995 Series AP             -- Principal Amount $97,000,000,

           (312)                 Bonds of 1995 Series BP             -- Principal Amount $22,175,000,

           (313)                 Bonds of 2001 Series D              -- Principal Amount $200,000,000,
                                                                        and

           (314)                 Bonds of 2005 Series B              -- Principal Amount $200,000,000;

                                 all of which have either been retired and cancelled, or no longer represent obligations of the Company, having matured or having been called for redemption and funds necessary to effect the payment, redemption and retirement thereof having been deposited with the
                                 Trustee as a special trust fund to be applied for such purpose;

           (315)                 Bonds of 1990 Series B in the principal amount of Two hundred fifty-six million nine hundred thirty-two thousand dollars
                                 ($256,932,000) of which One hundred sixty-one million seven hundred seventy-two thousand dollars ($161,772,000) principal amount have heretofore been retired;

           (316)                 Bonds of 1990 Series C in the principal amount of Eighty-five million four hundred seventy-five thousand dollars ($85,475,000) of which
                                 Fifty-eight million one hundred twenty-three thousand dollars
                                 ($58,123,000) principal amount have heretofore been retired;

           (317)                 INTENTIONALLY RESERVED FOR 1990 SERIES E;

           (318)                 INTENTIONALLY RESERVED FOR 1990 SERIES F;

           (319)                 Bonds of 1991 Series AP in the principal amount of Thirty-two million three hundred seventy-five thousand dollars ($32,375,000), all of which are outstanding at the date hereof;

           (320)                 Bonds of 1991 Series BP in the principal amount of Twenty-five million nine hundred ten thousand dollars ($25,910,000), all of which are outstanding at the date hereof;

           (321)                 Bonds of 1991 Series CP in the principal amount of Thirty-two million eight hundred thousand dollars ($32,800,000), all of which are outstanding at the date hereof;

           (322)                 Bonds of 1991 Series DP in the principal amount of Thirty-seven million six hundred thousand dollars ($37,600,000), all of which are outstanding at the date hereof;

           (323)                 Bonds of 1992 Series AP in the principal amount of Sixty-six million dollars ($66,000,000), all of which are outstanding at the date hereof;

           (324)                 Bonds of 1993 Series AP in the principal amount of Sixty-five million dollars ($65,000,000), all of which are outstanding at the date hereof;

           (325)                 Bonds of 1999 Series AP in the principal amount of One hundred eighteen million three hundred sixty thousand dollars ($118,360,000), all of which are outstanding at the date hereof;

           (326)                 Bonds of 1999 Series BP in the principal amount of Thirty-nine million seven hundred forty-five thousand dollars ($39,745,000), all of which are outstanding of the date hereof;

           (327)                 Bonds of 1999 Series CP in the principal amount of Sixty-six million five hundred sixty-five thousand dollars ($66,565,000), all of which are outstanding at the date hereof;

           (328)                 Bonds of 2000 Series B in the principal amount of Fifty million seven hundred forty-five thousand dollars ($50,745,000), all of which are outstanding at the date hereof;

           (329)                 Bonds of 2001 Series AP in the principal amount of Thirty-one million
                                 ($31,000,000), all of which are outstanding at the date hereof;

           (330)                 Bonds of 2001 Series BP in the principal amount of Eighty-two million three hundred fifty thousand ($82,350,000), all of which are outstanding at the date hereof;

           (331)                 Bonds of 2001 Series CP in the principal amount of One hundred thirty-nine million eight hundred fifty-five thousand dollars
                                 ($139,855,000), all of which are outstanding at the date hereof;

           (332)                 Bonds of 2001 Series E in the principal amount of Five hundred million dollars ($500,000,000), all of which are outstanding at the date hereof;

           (333)                 Bonds of 2002 Series A in the principal amount of Two hundred twenty-five million dollars ($225,000,000), all of which are outstanding at the date hereof;

           (334)                 Bonds of 2002 Series B in the principal amount of Two hundred twenty-five million dollars ($225,000,000), all of which are outstanding at the date hereof;

           (335)                 Bonds of 2002 Series C in the principal amount of Sixty-four million three hundred thousand dollars ($64,300,000), all of which are outstanding at the date hereof;

           (336)                 Bonds of 2002 Series D in the principal amount of Fifty-five million nine hundred seventy-five thousand dollars ($55,975,000), all of which are outstanding at the date hereof;

           (337)                 Bonds of 2003 Series A in the principal amount of Forty-nine million dollars ($49,000,000), all of which are outstanding at the date hereof;

           (338)                 Bonds of 2004 Series A in the principal amount of Thirty-six million dollars ($36,000,000), all of which are outstanding at the date hereof;

           (339)                 Bonds of 2004 Series B in the principal amount of Thirty-one million nine hundred eighty thousand dollars ($31,980,000), all of which are outstanding at the date hereof;

           (340)                 Bonds of 2004 Series D in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

           (341)                 Bonds of 2005 Series AR in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

           (342)                 Bonds of 2005 Series BR in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

           (343)                 Bonds of 2005 Series DT in the principal amount of One hundred nineteen million one hundred seventy-five thousand dollars
                                 ($119,175,000), all of which are outstanding at the date hereof;

           (344)                 Bonds of 2005 Series C in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof; and

           (345)                 Bonds of 2005 Series E in the principal amount of Two hundred fifty million dollars ($250,000,000), all of which are outstanding at the date hereof;

                                 accordingly, the Company has issued and has presently outstanding
                                 Three billion one hundred sixty-seven million two hundred forty-seven thousand dollars ($3,167,247,000) aggregate principal amount of its
                                 General and Refunding Mortgage Bonds (the "Bonds") at the date hereof.

REASON FOR CREATION OF NEW       WHEREAS, the Company intends to issue a series of Notes under the
SERIES.                          Note Indenture herein referred to, and, pursuant to the Note
                                 Indenture, the Company has agreed to issue its General and Refunding
                                 Mortgage Bonds under the Indenture in order further to secure its obligations with respect to such Notes; and

BONDS TO BE 2006 SERIES A.       WHEREAS, for such purpose the Company desires by this Supplemental
                                 Indenture to create a new series of bonds, to be designated "General and Refunding Mortgage Bonds, 2006 Series A," in the aggregate principal amount of Two hundred fifty million dollars ($250,000,000), to be authenticated and delivered pursuant to Section 8 of Article
                                 III of the Indenture; and

FURTHER ASSURANCE.               WHEREAS, the Original Indenture, by its terms, includes in the property subject to the lien thereof all of the estates and properties, real, personal and mixed, rights, privileges and franchises of every nature and kind and wheresoever situate, then or thereafter owned or possessed by or belonging to the Company or to which it was then or at any time thereafter might be entitled in law or in equity (saving and excepting, however, the property therein specifically excepted or released from the lien thereof), and the
                                 Company therein covenanted that it would, upon reasonable request, execute and deliver such further instruments as may be necessary or proper for the better assuring and confirming unto the Trustee all or any part of the trust estate, whether then or thereafter owned or acquired by the Company (saving and excepting, however, property specifically excepted or released from the lien thereof); and

AUTHORIZATION OF SUPPLEMENTAL    WHEREAS, the Company in the exercise of the powers and authority
INDENTURE.                       conferred upon and reserved to it under and by virtue of the provisions of the Indenture, and pursuant to resolutions of its Board of Directors, has duly resolved and determined to make, execute and deliver to the Trustee a supplemental indenture in the form hereof for the purposes herein provided; and

                                 WHEREAS, all conditions and requirements necessary to make this
                                 Supplemental Indenture a valid and legally binding instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

CONSIDERATION FOR SUPPLEMENTAL   NOW, THEREFORE, THIS INDENTURE WITNESSETH: That The Detroit Edison
INDENTURE.                       Company, in consideration of the premises and of the covenants contained in the Indenture and of the sum of One Dollar ($1.00) and
                                 other good and valuable consideration to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the trusts under the
                                 Original Indenture and in said indentures

                                 supplemental thereto as follows:

                                                               PART I.

                                                CREATION OF THREE HUNDRED FORTY-SIXTH
                                                           SERIES OF BONDS,
                                                GENERAL AND REFUNDING MORTGAGE BONDS,
                                                            2006 SERIES A

TERMS OF BONDS OF 2006           SECTION 1. The Company hereby creates the three hundred forty-sixth
SERIES A.                        series of bonds to be issued under and secured by the Original
                                 Indenture as amended to date and as further amended by this
                                 Supplemental Indenture, to be designated, and to be distinguished from the bonds of all other series, by the title "General and
                                 Refunding Mortgage Bonds, 2006 Series A" (elsewhere herein referred to as the "bonds of 2006 Series A"). The aggregate principal amount of bonds of 2006 Series A shall be limited to Two hundred fifty million ($250,000,000), except as provided in Sections 7 and 13 of
                                 Article II of the Original Indenture with respect to exchanges and replacements of bonds, and except further that the Company may, without the consent of any holder of the bonds of 2006 Series A,
                                 "reopen" the bonds of 2006 Series A so as to increase the aggregate principal amount outstanding to equal the aggregate principal amount of Notes (as defined below) outstanding upon a "reopening" of the series, so long as any additional bonds of 2006 Series A have the same tenor and terms as the bonds of 2006 Series A established hereby.

                                 Subject to the release provisions set forth below, each bond of 2006
                                 Series A is to be irrevocably assigned to, and registered in the name of, J.P. Morgan Trust Company, National Association, as trustee, or a successor trustee (said trustee or any successor trustee being hereinafter referred to as the "Note Indenture Trustee"), under the collateral trust indenture, dated as of June 30, 1993, as
                                 supplemented (the "Note Indenture"), between the Note Indenture
                                 Trustee and the Company, to secure payment of the Company's 2006
                                 Series A 6.625% Senior Notes due 2036 (for purposes of this Part I, the "Notes").

                                 The bonds of 2006 Series A shall be issued as registered bonds without coupons in denominations of a multiple of $1,000. The bonds of 2006 Series A shall be issued in the aggregate principal amount of
                                 $250,000,000, shall mature on June 1, 2036 (subject to earlier redemption or release) and shall bear interest at the rate of 6.625%
                                 per annum, payable semi-annually in arrears on June 1 and December 1 of each year (commencing December 1, 2006), until the principal thereof shall have become due and payable and thereafter until the
                                 Company's obligation with respect to the payment of said principal shall have been discharged as provided in the Indenture.

                                 The bonds of 2006 Series A shall be payable as to principal, premium, if any, and interest as provided in the Indenture, but only to the extent and in the manner herein provided. The bonds of 2006 Series A shall be payable, as to principal, premium, if any, and interest, at the office or agency of the Company in the Borough of Manhattan, the
                                 City and State of New York, in any coin or currency of the United
                                 States of America which at the time of payment is legal tender for public and private debts.

                                 Except as provided herein, each bond of 2006 Series A shall be dated the date of its authentication and interest shall be payable on the principal represented thereby from the June 1 or December 1 next preceding the date thereof to which interest has been paid on bonds of 2006 Series A, unless the bond is authenticated on a date to which interest has been paid, in which case interest shall be payable from the date of authentication, or unless the date of authentication is prior to December 1, 2006 in which case interest shall be payable from May 24, 2006.

                                 The bonds of 2006 Series A in definitive form shall be, at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as aforesaid and numbered R-1 and upwards (with such further designation as may be appropriate and desirable to indicate by such designation the form, series and denomination of bonds of 2006 Series A). Until bonds of 2006 Series A in definitive form are ready for delivery, the Company may execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of 2006 Series A in temporary form, as provided in Section 10 of Article II of the Indenture. Temporary
                                 bonds of 2006 Series A, if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of 2006 Series A, but without a recital of redemption prices and with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the
                                 Company.

                                 Interest on any bond of 2006 Series A that is payable on any interest payment date and is punctually paid or duly provided for shall be paid to the person in whose name that bond, or any previous bond to the extent evidencing the same debt as that evidenced by that bond, is registered at the close of business on the regular record date for such interest, which regular record date shall be the fifteenth calendar day (whether or not a business day) next preceding such interest payment date. If the Company shall default in the payment of the interest due on any interest payment date on the principal represented by any bond of 2006 Series A, such defaulted interest shall forthwith cease to be payable to the registered holder of that bond on the relevant regular record date by virtue of his having been such holder, and such defaulted interest may be paid to the registered holder of that bond (or any bond or bonds of 2006 Series A issued upon transfer or exchange thereof) on the date of payment of such defaulted interest or, at the election of the Company, to the person in whose name that bond (or any bond or bonds of 2006 Series A issued upon transfer or exchange thereof) is registered on a subsequent record date established by notice given by mail by or on behalf of the Company to the holders of bonds of 2006 Series A not less than ten (10) days preceding such subsequent record date, which subsequent record date shall be at least five (5) days prior to the payment date of such defaulted interest.

                                 Bonds of 2006 Series A shall not be assignable or transferable except as may be set forth under Section 405 of the Note Indenture or in the supplemental note indenture relating to the Notes, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of
                                 Default under the Note Indenture. Any such transfer shall be made upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, the City and State of

                                 New York, together with a written instrument of transfer (if so required by the Company or by the Trustee) in form approved by the
                                 Company duly executed by the holder or by its duly authorized attorney. Bonds of 2006 Series A shall in the same manner be exchangeable for a like aggregate principal amount of bonds of 2006
                                 Series A upon the terms and conditions specified herein and in
                                 Section 7 of Article II of the Indenture. The Company waives its rights under Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of 2006 Series A during any period of ten (10) days next preceding any redemption date for such bonds.

                                 Bonds of 2006 Series A, in definitive and temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or as may be specified in the Note Indenture.

                                 Upon payment of the principal or premium, if any, or interest on the
                                 Notes, whether at maturity or prior to maturity by redemption or otherwise, or upon provision for the payment thereof having been made in accordance with Article V of the Note Indenture, bonds of 2006
                                 Series A in a principal amount equal to the principal amount of such
                                 Notes, shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

RELEASE.                         SECTION 2. From and after the Release Date (as defined in the Note
                                 Indenture), the bonds of 2006 Series A shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the bonds of 2006 Series A shall be surrendered to and canceled by the Trustee. The Company covenants and agrees that, prior to the Release Date, it will not take any action that would cause the outstanding principal amount of the bonds of 2006 Series A to be less than the then outstanding principal amount of the Notes.

REDEMPTION OF BONDS OF           SECTION 3. Bonds of 2006 Series A shall be redeemed on the respective
2006 SERIES A.                   dates and in the respective principal amounts which correspond to the redemption dates for, and the principal amounts to be redeemed of, the Notes.

                                 In the event the Company elects to redeem any Notes prior to maturity in accordance with the provisions of the Note Indenture, the Company shall give the Trustee notice of redemption of bonds of 2006 Series A on the same date as it gives notice of redemption of Notes to the
                                 Note Indenture Trustee.

REDEMPTION OF BONDS OF 2006      SECTION 4. In the event of an Event of Default under the Note
SERIES A IN EVENT OF             Indenture and the acceleration of all Notes, the bonds of 2006 Series
ACCELERATION OF NOTES.           A shall be redeemable in whole upon receipt by the Trustee of a written demand (hereinafter called a "Redemption Demand") from the
                                 Note Indenture Trustee stating that there has occurred under the Note
                                 Indenture both an Event of Default and a declaration of acceleration of payment of principal, accrued interest and premium, if any, on the
                                 Notes, specifying the last date to which interest on the Notes has been paid (such date being hereinafter referred to as the "Initial
                                 Interest Accrual Date") and demanding redemption of the bonds of said series. The Trustee

                                 shall, within five (5) days after receiving such Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee. Promptly upon receipt by the Company of such copy of a Redemption Demand, the Company shall fix a date on which it will redeem the bonds of said series so demanded to be redeemed
                                 (hereinafter called the "Demand Redemption Date"). Notice of the date fixed as the Demand Redemption Date shall be mailed by the Company to the Trustee at least ten (10) days prior to such Demand Redemption
                                 Date. The date to be fixed by the Company as and for the Demand
                                 Redemption Date may be any date up to and including the earlier of
                                 (x) the 60th day after receipt by the Trustee of the Redemption
                                 Demand or (y) the maturity date of such bonds first occurring following the 20th day after the receipt by the Trustee of the
                                 Redemption Demand; provided, however, that if the Trustee shall not have received such notice fixing the Demand Redemption Date on or before the 10th day preceding the earlier of such dates, the Demand
                                 Redemption Date shall be deemed to be the earlier of such dates. The
                                 Trustee shall mail notice of the Demand Redemption Date (such notice being hereinafter called the "Demand Redemption Notice") to the Note
                                 Indenture Trustee not more than ten (10) nor less than five (5) days prior to the Demand Redemption Date.

                                 Each bond of 2006 Series A shall be redeemed by the Company on the
                                 Demand Redemption Date therefor upon surrender thereof by the Note
                                 Indenture Trustee to the Trustee at a redemption price equal to the principal amount thereof plus accrued interest thereon at the rate specified for such bond from the Initial Interest Accrual Date to the
                                 Demand Redemption Date plus an amount equal to the aggregate premium, if any, due and payable on such Demand Redemption Date on all Notes;
                                 provided, however, that in the event of a receipt by the Trustee of a notice that, pursuant to Section 602 of the Note Indenture, the Note
                                 Indenture Trustee has terminated proceedings to enforce any right under the Note Indenture, then any Redemption Demand shall thereby be rescinded by the Note Indenture Trustee, and no Demand Redemption
                                 Notice shall be given, or, if already given, shall be automatically annulled; but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

                                 Anything herein contained to the contrary notwithstanding, the
                                 Trustee is not authorized to take any action pursuant to a Redemption
                                 Demand and such Redemption Demand shall be of no force or effect, unless it is executed in the name of the Note Indenture Trustee by its President or one of its Vice Presidents.

FORM OF BONDS OF 2006            SECTION 5. The bonds of 2006 Series A (including the reverse thereof)
SERIES A.                        and the form of Trustee's Certificate to be endorsed on such bonds shall be substantially in the following forms, respectively:

                                                       THE DETROIT EDISON COMPANY
                                                  GENERAL AND REFUNDING MORTGAGE BOND
                                                             2006 SERIES A

                                 Notwithstanding any provisions hereof or in the Indenture, this bond is not assignable or transferable except as may be required to effect a transfer to any successor trustee under the Collateral Trust
                                 Indenture, dated as of June 30, 1993, as amended, and as further supplemented as of May 15, 2006, between

                                 The Detroit Edison Company and J.P. Morgan Trust Company, National
                                 Association, as Note Indenture Trustee, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under said
                                 Indenture.

                                 $______________                                       No. R-_________

                                 THE DETROIT EDISON COMPANY (hereinafter called the "Company"), a corporation of the State of Michigan, for value received, hereby promises to pay to J.P. Morgan Trust Company, National Association,
                                 as Note Indenture Trustee, or registered assigns, at the Company's office or agency in the Borough of Manhattan, the City and State of
                                 New York, the principal sum of ________ Dollars ($_______) in lawful money of the United States of America on June 1, 2036 (subject to earlier redemption or release) and interest thereon at the rate of
                                 6.625% per annum, in like lawful money, from May 24, 2006, and after the first payment of interest on bonds of this Series has been made or otherwise provided for, from the most recent date to which interest has been paid or otherwise provided for, semi-annually on
                                 June 1 and December 1 of each year (commencing December 1, 2006), until the Company's obligation with respect to payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in the Indenture hereinafter mentioned and in the supplemental indenture pursuant to which this bond has been issued.

                                 Under a Collateral Trust Indenture, dated as of June 30, 1993, as amended and as further supplemented as of May 15, 2006 (hereinafter called the "Note Indenture"), between the Company and J.P. Morgan
                                 Trust Company, National Association, as successor trustee
                                 (hereinafter called the "Note Indenture Trustee"), the Company has issued its 2006 Series A 6.625% Senior Notes due 2036 (the "Notes").
                                 This bond was originally issued to the Note Indenture Trustee so as to secure the payment of the Notes. Payments of principal of, or premium, if any, or interest on, the Notes shall constitute like payments on this bond as further provided herein and in the supplemental indenture pursuant to which this bond has been issued.

                                 Reference is hereby made to such further provisions of this bond set forth on the reverse hereof and such provisions shall for all purposes have the same effect as though set forth in this place.

                                 This bond shall not be valid or become obligatory for any purpose until J.P. Morgan Trust Company, National Association, the Trustee
                                 under the Indenture, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

                                 IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused this instrument to be executed by an authorized officer, with his or her manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Corporate Secretary or Assistant Corporate
                                 Secretary by manual or facsimile signature.

                                 Dated:
                                        ------------

                                                                    THE DETROIT EDISON COMPANY


                                                                    By:
                                                                        ------------------------------
                                                                    Name:
                                                                          ----------------------------
                                                                    Title:
                                                                           ---------------------------


                                 [Corporate Seal]

                                 Attest:


                                 By:
                                     ----------------------------
                                 Name:
                                       --------------------------
                                 Title:
                                        -------------------------

                                                    [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF TRUSTEE'S                This bond is one of the bonds, of the series designated therein,
CERTIFICATE.                     described in the within-mentioned Indenture.

                                                                    J.P. MORGAN TRUST COMPANY,
                                                                    NATIONAL ASSOCIATION, as Trustee


                                                                    By:
                                                                        ------------------------------
                                                                        Authorized Officer

                                                       [FORM OF REVERSE OF BOND]

FORM OF REVERSE OF BOND          This bond is one of an authorized issue of bonds of the Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of General and Refunding Mortgage Bonds known as 2006
                                 Series A, limited to an aggregate principal amount of $250,000,000, except as otherwise provided in the Indenture hereinafter mentioned.
                                 This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of
                                 Article VI of said Indenture) by an Indenture, dated as of October 1,
                                 1924, duly executed by the Company to J.P. Morgan Trust Company,
                                 National Association, as successor Trustee, to which Indenture and all indentures supplemental thereto (including the Supplemental
                                 Indenture dated as of May 15, 2006) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the Supplemental Indenture dated as of May 15, 2006, are hereinafter collectively called the
                                 "Indenture").

                                 As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%) in amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least eighty-five percent (85%) in amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of or the interest on this bond, which in those respects is unconditional.

                                 This bond is redeemable prior to the Release Date upon the terms and conditions set forth in the Indenture, including provision for redemption upon demand of the Note Indenture Trustee following the occurrence of an Event of Default under the Note Indenture and the acceleration of the principal of the Notes.

                                 Under the Indenture, funds may be deposited with the Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of 2006 Series A (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest.

                                 In case an event of default, as defined in the Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                                 Upon payment of the principal of, or premium, if any, or interest on, the Notes, whether at maturity or prior to maturity by redemption or otherwise or upon provision for the payment thereof having been made in accordance with Article V of the Note Indenture, bonds of 2006
                                 Series A in a principal amount equal to the principal amount of such
                                 Notes, and having both a corresponding maturity date and interest rate shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds of said series shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

                                 This bond is not assignable or transferable except as set forth under
                                 Section 405 of the Note Indenture or in the supplemental indenture relating to the

                                 Notes, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Note Indenture. Any such transfer shall be made by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, the City and State of New York, upon surrender and cancellation of this bond, and thereupon, a new registered bond of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, and this bond with others in like form may in like manner be exchanged for one or more new bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.

                                 From and after the Release Date (as defined in the Note Indenture), the bonds of 2006 Series A shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the bonds of 2006 Series A shall be surrendered to and cancelled by the Trustee. The Company covenants and agrees that, prior to the Release Date, it will not take any action that would cause the outstanding principal amount of the bond of 2006 Series A to be less than the then outstanding principal amount of the Notes.

                                 No recourse shall be had for the payment of the principal of or the interest on this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

                                                                PART II.

                                                       RECORDING AND FILING DATA

RECORDING AND FILING OF          The Original Indenture and indentures supplemental thereto have been
ORIGINAL INDENTURE.              recorded and/or filed and Certificates of Provision for Payment have been recorded as hereinafter set forth.

                                 The Original Indenture has been recorded as a real estate mortgage and filed as a chattel Mortgage in the offices of the respective
                                 Registers of Deeds of certain counties in the State of Michigan as set forth in the Supplemental Indenture dated as of September 1,
                                 1947, has been recorded as a real estate mortgage in the office of the Register of Deeds of Genesee County, Michigan as set forth in the
                                 Supplemental Indenture dated as of May 1, 1974, has been filed in the
                                 Office of the Secretary of State of Michigan on November 16, 1951 and
                                 has been filed and recorded in the office of the Interstate Commerce
                                 Commission

                                 on December 8, 1969.

RECORDING AND FILING OF          Pursuant to the terms and provisions of the Original Indenture,
SUPPLEMENTAL INDENTURES.         indentures supplemental thereto heretofore entered into have been
                                 Recorded as a real estate mortgage and/or filed as a chattel mortgage or as a financing statement in the offices of the respective
                                 Registers of Deeds of certain counties in the State of Michigan, the
                                 Office of the Secretary of State of Michigan and the Office of the
                                 Interstate Commerce Commission or the Surface Transportation Board,
                                 as set forth in supplemental indentures as follows:

                                                                     RECORDED AND/OR FILED
                                                                        AS SET FORTH IN
    SUPPLEMENTAL INDENTURE            PURPOSE OF SUPPLEMENTAL             SUPPLEMENTAL
          DATED AS OF                        INDENTURE               INDENTURE DATED AS OF
------------------------------   ---------------------------------   ---------------------
June 1, 1925(a)(b)............   Series B Bonds                      February 1, 1940
August 1, 1927(a)(b)..........   Series C Bonds                      February 1, 1940
February 1, 1931(a)(b)........   Series D Bonds                      February 1, 1940
June 1, 1931(a)(b)............   Subject Properties                  February 1, 1940
October 1, 1932(a)(b).........   Series E Bonds                      February 1, 1940
September 25, 1935(a)(b)......   Series F Bonds                      February 1, 1940
September 1, 1936(a)(b).......   Series G Bonds                      February 1, 1940
November 1, 1936(a)(b)........   Subject Properties                  February 1, 1940
February 1, 1940(a)(b)........   Subject Properties                  September 1, 1947
December 1, 1940(a)(b)........   Series H Bonds and Additional       September 1, 1947
                                 Provisions
September 1, 1947(a)(b)(c)....   Series I Bonds, Subject             November 15, 1951
                                 Properties and Additional
                                 Provisions
March 1, 1950(a)(b)(c)........   Series J Bonds and Additional       November 15, 1951
                                 Provisions
November 15, 1951(a)(b)(c)....   Series K Bonds, Additional          January 15, 1953
                                 Provisions and Subject Properties
January 15, 1953(a)(b)........   Series L Bonds                      May 1, 1953
May 1, 1953(a)................   Series M Bonds and Subject          March 15, 1954
                                 Properties
March 15, 1954(a)(c)..........   Series N Bonds and Subject          May 15, 1955
                                 Properties
May 15, 1955(a)(c)............   Series O Bonds and Subject          August 15, 1957
                                 Properties
August 15, 1957(a)(c).........   Series P Bonds, Additional          June 1, 1959
                                 Provisions and Subject Properties
June 1, 1959(a)(c)............   Series Q Bonds and Subject          December 1, 1966
                                 Properties
December 1, 1966(a)(c)........   Series R Bonds, Additional          October 1, 1968
                                 Provisions and Subject Properties
October 1, 1968(a)(c).........   Series S Bonds and Subject          December 1, 1969
                                 Properties
December 1, 1969(a)(c)........   Series T Bonds and Subject          July 1, 1970
                                 Properties

                                                                     RECORDED AND/OR FILED
                                                                        AS SET FORTH IN
    SUPPLEMENTAL INDENTURE            PURPOSE OF SUPPLEMENTAL             SUPPLEMENTAL
          DATED AS OF                        INDENTURE               INDENTURE DATED AS OF
------------------------------   ---------------------------------   ---------------------
July 1, 1970(c)...............   Series U Bonds and Subject          December 15, 1970
                                 Properties
December 15, 1970(c)..........   Series V and Series W Bonds         June 15, 1971
June 15, 1971(c)..............   Series X Bonds and Subject          November 15, 1971
                                 Properties
November 15, 1971(c)..........   Series Y Bonds and Subject          January 15, 1973
                                 Properties
January 15, 1973(c)...........   Series Z Bonds and Subject          May 1, 1974
                                 Properties
May 1, 1974...................   Series AA Bonds and Subject         October 1, 1974
                                 Properties
October 1, 1974...............   Series BB Bonds and Subject         January 15, 1975
                                 Properties
January 15, 1975..............   Series CC Bonds and Subject         November 1, 1975
                                 Properties
November 1, 1975..............   Series DDP Nos. 1-9 Bonds and       December 15, 1975
                                 Subject Properties
December 15, 1975.............   Series EE Bonds and Subject         February 1, 1976
                                 Properties
February 1, 1976..............   Series FFR Nos. 1-13 Bonds          June 15, 1976
June 15, 1976.................   Series GGP Nos. 1-7 Bonds and       July 15, 1976
                                 Subject Properties
July 15, 1976.................   Series HH Bonds and Subject         February 15, 1977
                                 Properties
February 15, 1977.............   Series MMP Bonds and Subject        March 1, 1977
                                 Properties
March 1, 1977.................   Series IIP Nos. 1-7 Bonds, Series   June 15, 1977
                                 JJP Nos. 1-7 Bonds, Series KKP
                                 Nos. 1-7 Bonds and Series LLP
                                 Nos. 1-7 Bonds
June 15, 1977.................   Series FFR No. 14 Bonds and         July 1, 1977
                                 Subject Properties
July 1, 1977..................   Series NNP Nos. 1-7 Bonds and       October 1, 1977
                                 Subject Properties
October 1, 1977...............   Series GGP Nos. 8-22 Bonds and      June 1, 1978
                                 Series OOP Nos. 1-17 Bonds and
                                 Subject Properties
June 1, 1978..................   Series PP Bonds, Series QQP Nos.    October 15, 1978
                                 1-9 Bonds and Subject Properties
October 15, 1978..............   Series RR Bonds and Subject         March 15, 1979
                                 Properties
March 15, 1979................   Series SS Bonds and Subject         July 1, 1979
                                 Properties

                                                                     RECORDED AND/OR FILED
                                                                        AS SET FORTH IN
    SUPPLEMENTAL INDENTURE            PURPOSE OF SUPPLEMENTAL             SUPPLEMENTAL
          DATED AS OF                        INDENTURE               INDENTURE DATED AS OF
------------------------------   ---------------------------------   ---------------------
July 1, 1979..................   Series IIP Nos. 8-22 Bonds,         September 1, 1979
                                 Series NNP Nos. 8-21 Bonds and
                                 Series TTP Nos. 1-15 Bonds and
                                 Subject Properties
September 1, 1979.............   Series JJP No. 8 Bonds, Series      September 15, 1979
                                 KKP No. 8 Bonds, Series LLP Nos.
                                 8-15 Bonds, Series MMP No. 2
                                 Bonds and Series OOP No. 18 Bonds
                                 and Subject Properties
September 15, 1979............   Series UU Bonds                     January 1, 1980
January 1, 1980...............   1980 Series A Bonds and Subject     April 1, 1980
                                 Properties
April 1, 1980.................   1980 Series B Bonds                 August 15, 1980
August 15, 1980...............   Series QQP Nos. 10-19 Bonds, 1980   August 1, 1981
                                 Series CP Nos. 1-12 Bonds and
                                 1980 Series DP No. 1-11 Bonds and
                                 Subject Properties
August 1, 1981................   1980 Series CP Nos. 13-25 Bonds     November 1, 1981
                                 and Subject Properties
November 1, 1981..............   1981 Series AP Nos. 1-12 Bonds      June 30, 1982
June 30, 1982.................   Article XIV Reconfirmation          August 15, 1982
August 15, 1982...............   1981 Series AP Nos. 13-14 Bonds     June 1, 1983
                                 and Subject Properties
June 1, 1983..................   1981 Series AP Nos. 15-16 Bonds     October 1, 1984
                                 and Subject Properties
October 1, 1984...............   1984 Series AP Bonds and 1984       May 1, 1985
                                 Series BP Bonds and Subject
                                 Properties
May 1, 1985...................   1985 Series A Bonds                 May 15, 1985
May 15, 1985..................   1985 Series B Bonds and Subject     October 15, 1985
                                 Properties
October 15, 1985..............   Series KKP No. 9 Bonds and          April 1, 1986
                                 Subject Properties
April 1, 1986.................   1986 Series A Bonds and Subject     August 15, 1986
                                 Properties
August 15, 1986...............   1986 Series B Bonds and Subject     November 30, 1986
                                 Properties
November 30, 1986.............   1986 Series C Bonds                 January 31, 1987
January 31, 1987..............   1987 Series A Bonds                 April 1, 1987
April 1, 1987.................   1987 Series B Bonds and 1987        August 15, 1987
                                 Series C Bonds
August 15, 1987...............   1987 Series D Bonds, 1987 Series    November 30, 1987
                                 E Bonds and Subject Properties
November 30, 1987.............   1987 Series F Bonds                 June 15, 1989

                                                                     RECORDED AND/OR FILED
                                                                        AS SET FORTH IN
    SUPPLEMENTAL INDENTURE            PURPOSE OF SUPPLEMENTAL             SUPPLEMENTAL
          DATED AS OF                        INDENTURE               INDENTURE DATED AS OF
------------------------------   ---------------------------------   ---------------------
June 15, 1989.................   1989 Series A Bonds                 July 15, 1989
July 15, 1989.................   Series KKP No. 10 Bonds             December 1, 1989
December 1, 1989..............   Series KKP No. 11 Bonds and 1989    February 15, 1990
                                 Series BP Bonds
February 15, 1990.............   1990 Series A Bonds, 1990 Series    November 1, 1990
                                 B Bonds, 1990 Series C Bonds,
                                 1990 Series D Bonds, 1990 Series
                                 E Bonds and 1990 Series F Bonds
November 1, 1990..............   Series KKP No. 12 Bonds             April 1, 1991
April 1, 1991.................   1991 Series AP Bonds                May 1, 1991
May 1, 1991...................   1991 Series BP Bonds and 1991       May 15, 1991
                                 Series CP Bonds
May 15, 1991..................   1991 Series DP Bonds                September 1, 1991
September 1, 1991.............   1991 Series EP Bonds                November 1, 1991
November 1, 1991..............   1991 Series FP Bonds                January 15, 1992
January 15, 1992..............   1992 Series BP Bonds                February 29, 1992
                                                                     and April 15, 1992
February 29, 1992.............   1992 Series AP Bonds                April 15, 1992
April 15, 1992................   Series KKP No. 13 Bonds             July 15, 1992
July 15, 1992.................   1992 Series CP Bonds                November 30, 1992
July 31, 1992.................   1992 Series D Bonds                 November 30, 1992
November 30, 1992.............   1992 Series E Bonds and 1993        March 15, 1993
                                 Series D Bonds
December 15, 1992.............   Series KKP No. 14 Bonds and 1989    March 15, 1993
                                 Series BP No. 2 Bonds
January 1, 1993...............   1993 Series C Bonds                 April 1, 1993
March 1, 1993.................   1993 Series E Bonds                 June 30, 1993
March 15, 1993................   1993 Series D Bonds                 September 15, 1993
April 1, 1993.................   1993 Series FP Bonds and 1993       September 15, 1993
                                 Series IP Bonds
April 26, 1993................   1993 Series G  Bonds and            September 15, 1993
                                 Amendment of Article II, Section
                                 5
May 31, 1993..................   1993 Series J Bonds                 September 15, 1993
June 30, 1993.................   1993 Series AP Bonds                        (d)
September 15, 1993............   1993 Series K Bonds                 March 1, 1994
March 1, 1994.................   1994 Series AP Bonds                June 15, 1994
June 15, 1994.................   1994 Series BP Bonds                December 1, 1994
August 15, 1994...............   1994 Series C Bonds                 December 1, 1994
December 1, 1994..............   Series KKP No. 15 Bonds and 1994    August 1, 1995
                                 Series DP Bonds
August 1, 1995................   1995 Series AP Bonds and 1995       August 1, 1999
                                 Series BP Bonds

                                                                     RECORDED AND/OR FILED
                                                                        AS SET FORTH IN
    SUPPLEMENTAL INDENTURE            PURPOSE OF SUPPLEMENTAL             SUPPLEMENTAL
          DATED AS OF                        INDENTURE               INDENTURE DATED AS OF
------------------------------   ---------------------------------   ---------------------
August 1, 1999................   1999 Series AP Bonds, 1999 Series           (d)
                                 BP Bonds and 1999 Series CP Bonds
August 15, 1999...............   1999 Series D Bonds                         (d)
January 1, 2000...............   2000 Series A Bonds                         (d)
April 15, 2000................   Appointment of Successor Trustee            (d)
August 1, 2000................   2000 Series BP Bonds                        (d)
March 15, 2001................   2001 Series AP Bonds                        (d)
May 1, 2001...................   2001 Series BP Bonds                        (d)
August 15, 2001...............   2001 Series CP Bonds                        (d)
September 15, 2001............   2001 Series D Bonds and 2001                (d)
                                 Series E Bonds
September 17, 2002............   Amendment of Article XIII,                  (d)
                                 Section 3 and Appointment of
                                 Successor Trustee
October 15, 2002..............   2002 Series A Bonds and 2002                (d)
                                 Series B Bonds
December 1, 2002 .............   2002 Series C Bonds and 2002                (d)
                                 Series D Bonds
August 1, 2003................   2003 Series A Bonds                         (d)
March 15, 2004................   2004 Series A Bonds and 2004                (d)
                                 Series B Bonds
July 1, 2004 .................   2004 Series D Bonds                         (d)
February 1, 2005..............   2005 Series A Bonds and 2005        May 15, 2006
                                 Series B Bonds
April 1, 2005 ................   2005 Series AR Bonds and 2005       May 15, 2006
                                 Series BR Bonds
August 1, 2005................   2005 Series DT Bonds                May 15, 2006
September 15, 2005............   2005 Series C Bonds                 May 15, 2006
September 30, 2005............   2005 Series E Bonds                 May 15, 2006

(a)  See Supplemental Indenture dated as of July 1, 1970 for Interstate Commerce
     Commission filing and recordation information.

(b) See Supplemental Indenture dated as of May 1, 1953 for Secretary of State of Michigan filing information.

(c)  See Supplemental Indenture dated as of May 1, 1974 for County of Genesee,
     Michigan recording and filing information.

(d) Recording and filing information for this Supplemental Indenture has not been set forth in a subsequent Supplemental Indenture.

RECORDING AND FILING OF          Further, pursuant to the terms and provisions of the Original
SUPPLEMENTAL INDENTURE DATED     Indenture, a Supplemental Indenture dated as of February 1, 2005
AS OF FEBRUARY 1, 2005.          providing for the terms of bonds to be issued thereunder of 2005
                                 Series A and 2005 Series B has heretofore been entered into between the Company and the Trustee and has been filed in the Office of the
                                 Secretary of State of Michigan as a financing statement on February
                                 23, 2005 (Filing No. 2005036247-6), has been filed and recorded in the Office of the Surface Transportation Board (Recordation No.
                                 5485-HHHHH) on February 18, 2005, and has been recorded as a real estate mortgage in the offices of the respective Register of Deeds of certain counties in the State of Michigan, as follows:

                                                 LIBER/
COUNTY                           RECORDED    INSTRUMENT NO.   PAGE
------                           --------   ---------------   ----
Genesee.......................    2/15/05   200502150014717   N/A
Huron.........................    2/7/05    1093              705
Ingham........................    2/8/05    3150              1158
Lapeer........................    2/7/05    2006              706
Lenawee.......................    2/7/05    2290              824
Livingston....................    2/7/05    4709              0741
Macomb........................    2/11/05   16388             602
Mason.........................    2/7/05    569               621
Monroe........................    2/7/05    2873              984
Oakland.......................    2/4/05    34917             695
St. Clair.....................    2/7/05    3277              142
Sanilac.......................    2/8/05    874               384
Tuscola.......................    2/9/05    1027              90
Washtenaw.....................    2/9/05    4457              272
Wayne.........................    2/8/05    42154             235

RECORDING AND FILING OF          Further, pursuant to the terms and provisions of the Original
SUPPLEMENTAL INDENTURE DATED     Indenture, a Supplemental Indenture dated as of April 1, 2005
AS OF APRIL 1, 2005.             providing for the terms of bonds to be issued thereunder of 2005
                                 Series AR and 2005 Series BR has heretofore been entered into between the Company and the Trustee and has been filed in the Office of the
                                 Secretary of State of Michigan as a financing statement on August 24,
                                 2005 (Filing No. 2005150387-1), has been filed and recorded in the
                                 Office of the Surface Transportation Board (Recordation No.
                                 5485-JJJJJ) on August 25, 2005, and has been recorded as a real estate mortgage in the offices of the respective Register of Deeds of certain counties in the State of Michigan, as follows:

                                                 LIBER/
COUNTY                           RECORDED    INSTRUMENT NO.   PAGE
------                           --------   ---------------   ----
Genesee.......................    8/25/05   200508250084654   N/A
Huron.........................    8/24/05   1124              49
Ingham........................    8/25/05   3180              922
Lapeer........................    8/24/05   2080              76
Lenawee.......................    8/24/05   2305              409
Livingston....................    8/25/04   4895              0143

                                                 LIBER/
COUNTY                           RECORDED    INSTRUMENT NO.   PAGE
------                           --------   ---------------   ----
Macomb........................    8/25/04   17066             16
Mason.........................    8/24/05   575               2628
Monroe........................    8/24/05   2979              486
Oakland.......................    9/2/05    36190             577
St. Clair.....................    8/24/05   3407              881
Sanilac.......................    8/24/05   907               755
Tuscola.......................    8/24/05   1051              567
Washtenaw.....................    8/29/05   4503              622
Wayne.........................    8/31/05   43403             121

RECORDING AND FILING OF          Further, pursuant to the terms and provisions of the Original
SUPPLEMENTAL INDENTURE DATED     Indenture, a Supplemental Indenture dated as of August 1, 2005
AS OF AUGUST 1, 2005.            providing for the terms of bonds to be issued thereunder of 2005
                                 Series DT has heretofore been entered into between the Company and the Trustee and has been filed in the Office of the Secretary of
                                 State of Michigan as a financing statement on August 17, 2005 (Filing
                                 No. 2005145795-9), has been filed and recorded in the Office of the
                                 Surface Transportation Board (Recordation No. 5485-IIIII) on August
                                 25, 2005, and has been recorded as a real estate mortgage in the offices of the respective Register of Deeds of certain counties in the State of Michigan, as follows:

                                                 LIBER/
COUNTY                           RECORDED    INSTRUMENT NO.   PAGE
------                           --------   ---------------   ----
Genesee.......................    8/18/05   200508180082264   N/A
Huron.........................    8/17/05   1122              653
Ingham........................    9/22/05   3184              1270
Lapeer........................    8/17/05   2078              71
Lenawee.......................    8/17/05   2304              759
Livingston....................    8/18/05   4887              0002
Macomb........................    8/18/05   17037             828
Mason.........................    8/17/05   575               1846
Monroe........................    8/17/05   2975              458
Oakland.......................    8/24/05   36134             92
St. Clair.....................    8/18/05   3403              549
Sanilac.......................    8/17/05   906               579
Tuscola.......................    8/17/05   1050              239
Washtenaw.....................    8/29/05   4503              636
Wayne.........................    8/19/05   43350             165

RECORDING AND FILING OF          Further, pursuant to the terms and provisions of the Original
SUPPLEMENTAL INDENTURE DATED     Indenture, a Supplemental Indenture dated as of September 15, 2005
AS OF SEPTEMBER 15, 2005.        providing for the terms of bonds to be issued thereunder of 2005
                                 Series C has heretofore been entered into between the Company and the
                                 Trustee and has been filed in the Office of the Secretary of State of
                                 Michigan as a financing statement on September 29, 2005 (Filing No.
                                 2005169429-2), has been filed and recorded in the Office of the
                                 Surface Transportation Board (Recordation No. 5485-KKKKK) on
                                 September 29, 2005, and has been recorded as a real estate mortgage in the offices of the respective Register of Deeds of certain counties in the State of

                                 Michigan, as follows:

                                                 LIBER/
COUNTY                           RECORDED    INSTRUMENT NO.   PAGE
------                           --------   ---------------   ----
Genesee.......................   9/30/05    200509300095549   N/A
Huron.........................   9/29/05    1129              521
Ingham........................   9/30/05    3186              309
Lapeer........................   9/29/05    2094              76
Lenawee.......................   9/29/05    2308              246
Livingston....................   9/29/05    930               302
Macomb........................   9/29/05    17188             216
Mason.........................   9/30/05    576               3299
Monroe........................   9/29/05    3001              159
Oakland.......................   10/13/05   36426             584
St. Clair.....................   9/30/05    3430              501
Sanilac.......................   9/29/05    913               786
Tuscola.......................   9/30/05    1056              70
Washtenaw.....................   9/29/05    4511              51
Wayne.........................   10/03/05   43568             1108

RECORDING AND FILING OF          Further, pursuant to the terms and provisions of the Original
SUPPLEMENTAL INDENTURE DATED     Indenture, a Supplemental Indenture dated as of September 30, 2005
AS OF SEPTEMBER 30, 2005.        providing for the terms of bonds to be issued thereunder of 2005
                                 Series E has heretofore been entered into between the Company and the
                                 Trustee and has been filed in the Office of the Secretary of State of
                                 Michigan as a financing statement on October 6, 2005 (Filing No.
                                 2005173984-4), has been filed and recorded in the Office of the
                                 Surface Transportation Board (Recordation No. 5485-LLLLL) on October
                                 6, 2005, and has been recorded as a real estate mortgage in the offices of the respective Register of Deeds of certain counties in the State of Michigan, as follows:

                                                 LIBER/
COUNTY                           RECORDED    INSTRUMENT NO.   PAGE
------                           --------   ---------------   ----
Genesee.......................   10/11/05   200510110098395   N/A
Huron.........................   10/06/05   1130              675
Ingham........................   10/07/05   3187              715
Lapeer........................   10/06/05   2096              939
Lenawee.......................   10/06/05   2308              768
Livingston....................   10/06/05   4936              708
Macomb........................   10/12/05   17217             556
Mason.........................   10/06/05   577               550
Monroe........................   10/06/05   3005              965
Oakland.......................   11/18/05   36639             627
St. Clair.....................   10/06/05   3434              360
Sanilac.......................   10/06/05   915               309
Tuscola.......................   10/10/05   1057              194
Washtenaw.....................   10/12/05   4513              747
Wayne.........................   10/11/05   43613             159

RECORDING OF CERTIFICATES OF     All the bonds of Series A which were issued under the Original
PROVISION FOR PAYMENT.           Indenture dated as of October 1, 1924, and of Series B, Series C,
                                 Series D, Series E, Series F, Series G, Series H, Series I, Series J,
                                 Series K, Series L, Series M, Series N, Series O, Series P, Series Q,
                                 Series R, Series S, Series T, Series U, Series V, Series W, Series X,
                                 Series Y, Series Z, Series AA, Series BB, Series CC, Series DDP Nos.
                                 1-9, Series EE, Series FFR Nos. 1-13, Series GGP Nos. 1-7, Series HH,
                                 Series MMP, Series IP Nos. 1-7, Series JJP Nos. 1-7, Series KKP Nos.
                                 1-7, Series LLP Nos. 1-7, Series FFR No. 14, Series NNP Nos. 1-7,
                                 Series GGP Nos. 8-22, Series OOP Nos. 1-17, Series PP, Series QQP
                                 Nos. 1-9, Series RR, Series SS, Series IIP Nos. 8-22, Series NNP Nos.
                                 8-21, Series TTP Nos. 1-15, Series JJP No. 8, Series KKP No. 8,
                                 Series LLP Nos. 8-15, Series MMP No. 2, Series OOP No. 18, Series UU,
                                 1980 Series A, 1980 Series B, Series QQP Nos. 10-19, 1980 Series CP
                                 Nos. 1-12, 1980 Series DP Nos. 1-11, 1980 Series CP Nos. 13-25, 1981
                                 Series AP Nos. 1-12, 1981 Series AP Nos. 13-14, 1981 Series AP Nos.
                                 15-16, 1984 Series AP, 1984 Series BP, 1985 Series A, 1985 Series B,
                                 Series KKP No. 9, 1986 Series A, 1986 Series B, 1986 Series C, 1987
                                 Series A, 1987 Series B, 1987 Series C, 1987 Series D, 1987 Series E,
                                 1987 Series F, 1989 Series A, Series KKP No. 10, Series KKP No. 11,
                                 1989 Series BP, 1990 Series A, 1990 Series D, 1991 Series EP, 1991
                                 Series FP, 1992 Series BP, Series KKP No. 13, 1992 Series CP, 1992
                                 Series D, Series KKP No. 14, 1989 Series BP No. 2, 1993 Series B,
                                 1993 Series C, 1993, 1993 Series H, 1993 Series E, 1993 Series D,
                                 1993 Series FP, 1993 Series IP, 1993 Series G, 1993 Series J, 1993
                                 Series K, 1994 Series AP, 1994 Series BP, 1994 Series C, Series KKP
                                 No. 15, 1994 Series DP, 1995 Series AP, 1995 Series BP, 1999 Series
                                 D, 2000 Series A, 2001 Series D, 2005 Series A, and 2005 Series B,
                                 which were issued under Supplemental Indentures as described in the
                                 Recording and Filing of Supplemental Indentures section above, have matured or have been called for redemption and funds sufficient for such payment or redemption have been irrevocably deposited with the
                                 Trustee for that purpose; and Certificates of Provision for Payment have been recorded in the offices of the respective Registers of
                                 Deeds of certain counties in the State of Michigan, with respect to all bonds of Series A, B, C, D, E, F, G, H, K, L, M, O, W, BB, CC,
                                 DDP Nos. 1 and 2, FFR Nos. 1-3, GGP Nos. 1 and 2, IIP No. 1, JJP No.
                                 1, KKP No. 1, LLP No. 1 and GGP No. 8.

                                                               PART III.

                                                              THE TRUSTEE.

TERMS AND CONDITIONS OF          The Trustee hereby accepts the trust hereby declared and provided,
ACCEPTANCE OF TRUST BY           and agrees to perform the same upon the terms and conditions in the
TRUSTEE.                         Original Indenture, as amended to date and as supplemented by this
                                 Supplemental Indenture, and in this Supplemental Indenture set forth, and upon the following terms and conditions:

                                 The Trustee shall not be responsible in any manner whatsoever for and in respect of the validity or sufficiency of this Supplemental
                                 Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

                                                                PART IV.

                                                             MISCELLANEOUS.

CONFIRMATION OF SECTION 318(c)   Except to the extent specifically provided therein, no provision of
OF TRUST INDENTURE ACT.          this Supplemental Indenture or any future supplemental indenture is intended to modify, and the parties do hereby adopt and confirm, the provisions of Section 318(c) of the Trust Indenture Act which amend and supersede provisions of the Indenture in effect prior to November
                                 15, 1990.

EXECUTION IN COUNTERPARTS.       THIS SUPPLEMENTAL INDENTURE MAY BE SIMULTANEOUSLY EXECUTED IN ANY
                                 NUMBER OF COUNTERPARTS, EACH OF WHICH WHEN SO EXECUTED SHALL BE
                                 DEEMED TO BE AN ORIGINAL; BUT SUCH COUNTERPARTS SHALL TOGETHER
                                 CONSTITUTE BUT ONE AND THE SAME INSTRUMENT.

TESTIMONIUM.                     IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY AND J.P. MORGAN TRUST
                                 COMPANY, NATIONAL ASSOCIATION HAVE CAUSED THESE PRESENTS TO BE SIGNED
                                 IN THEIR RESPECTIVE CORPORATE NAMES BY THEIR RESPECTIVE CHAIRMEN OF
                                 THE BOARD, PRESIDENTS, VICE PRESIDENTS, ASSISTANT VICE PRESIDENTS,
                                 TREASURERS OR ASSISTANT TREASURERS AND IMPRESSED WITH THEIR
                                 RESPECTIVE CORPORATE SEALS, ATTESTED BY THEIR RESPECTIVE SECRETARIES
                                 OR ASSISTANT SECRETARIES, ALL AS OF THE DAY AND YEAR FIRST ABOVE
                                 WRITTEN.

EXECUTION BY COMPANY.                                               THE DETROIT EDISON COMPANY


                                                                    By: /s/ Paul A. Stadnikia
                                                                        ------------------------------
(Corporate Seal)                                                    Name: Paul A. Stadnikia
                                                                    Title: Assistant Treasurer


                                 Attest:


                                 By: /s/ Sandra Kay Ennis
                                     ----------------------------
                                 Name: Sandra Kay Ennis
                                 Title: Corporate Secretary


                                 Signed, sealed and delivered by
                                 THE DETROIT EDISON COMPANY
                                 in the presence of


                                 /s/ Jaileah X. Huddleston
                                 --------------------------------
                                 Name: Jaileah X. Huddleston


                                 /s/ Stephanie V. Washio
                                 --------------------------------
                                 Name: Stephanie V. Washio

                                 STATE OF MICHIGAN )
                                                   )SS
                                 COUNTY OF WAYNE   )

ACKNOWLEDGMENT OF                On this 23rd day of May 2006, before me, the subscriber, a Notary
EXECUTION BY COMPANY.            Public within and for the County of Macomb, in the State of Michigan,
                                 acting in the County of Wayne, personally appeared Paul A. Stadnikia, to me personally known, who, being by me duly sworn, did say that he does business at 2000 2nd Avenue, Detroit, Michigan 48226 and is the
                                 Assistant Treasurer of THE DETROIT EDISON COMPANY, one of the
                                 corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority; and said Paul
                                 A. Stadnikia acknowledged said instrument to be the free act and deed of said corporation.


(Notarial Seal)                  /s/ Nancy Jo Wilk-Stasyk
                                 -------------------------------------
                                 Nancy Jo Wilk-Stasyk, Notary Public
                                 County of Macomb, State of Michigan
                                 My Commission Expires: March 19, 2011
                                 Acting in County of Wayne

EXECUTION BY TRUSTEE.                                               J.P. MORGAN TRUST COMPANY,
                                                                    NATIONAL ASSOCIATION


                                                                    By: /s/ J. Michael Banas
                                                                        ------------------------------
(Corporate Seal)                                                    Name: J. Michael Banas
                                                                    Title: Vice President


                                 Attest:


                                 By: /s/ Alexis M. Johnson
                                     ----------------------------
                                 Name: Alexis M. Johnson
                                 Title: Authorized Officer


                                 Signed, sealed and delivered by
                                 J.P. MORGAN TRUST COMPANY,
                                 NATIONAL ASSOCIATION
                                 in the presence of


                                 /s/ Corinne R. Galusky
                                 --------------------------------
                                 Name: Corinne R. Galusky


                                 /s/ Timothy J. Maloche
                                 --------------------------------
                                 Name: Timothy J. Maloche

                                 STATE OF MICHIGAN )
                                                   )SS
                                 COUNTY OF WAYNE   )

ACKNOWLEDGMENT OF                On this 23rd day of May 2006, before me, the subscriber, a Notary
EXECUTION BY TRUSTEE.            Public within and for the County of Macomb, in the State of Michigan,
                                 acting in the County of Wayne, personally appeared J. Michael Banas, to me personally known, who, being by me duly sworn, did say that his business office is located at 611 Woodward Avenue, Detroit, Michigan
                                 48226, and he is Vice President of J.P. MORGAN TRUST COMPANY,
                                 NATIONAL ASSOCIATION, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority; and said J. Michael Banas acknowledged said instrument to be the free act and deed of said corporation.


(Notarial Seal)                  /s/ Nancy Jo Wilk-Stasyk
                                 -------------------------------------
                                 Nancy Jo Wilk-Stasyk, Notary Public
                                 County of Macomb, State of Michigan
                                 My Commission Expires: March 19, 2011
                                 Acting in County of Wayne

                                 STATE OF MICHIGAN )
                                                   )SS
                                 COUNTY OF WAYNE   )

AFFIDAVIT AS TO CONSIDERATION    Paul A. Stadnikia, being duly sworn, says: that he is the Assistant
AND GOOD FAITH.                  Treasurer of THE DETROIT EDISON COMPANY, the Mortgagor named in the foregoing instrument, and that he has knowledge of the facts in regard to the making of said instrument and of the consideration therefor; that the consideration for said instrument was and is actual and adequate, and that the same was given in good faith for the purposes in such instrument set forth.


                                 /s/ Paul A. Stadnikia
                                 --------------------------------
                                 Name: Paul A. Stadnikia
                                 Title: Assistant Treasurer
                                 The Detroit Edison Company


                                 Sworn to before me this 23rd
                                 day of May 2006


(Notarial Seal)                  /s/ Nancy Jo Wilk-Stasyk
                                 -------------------------------------
                                 Nancy Jo Wilk-Stasyk, Notary Public
                                 County of Macomb, State of Michigan
                                 My Commission Expires: March 19, 2011
                                 Acting in County of Wayne

                        This instrument was drafted by:
                          Jaileah X. Huddleston, Esq.
                                2000 2nd Avenue
                                    688 WCB
                            Detroit, Michigan 48226

                            When recorded return to:
                              Stephanie V. Washio
                                2000 2nd Avenue
                                    688 WCB
                            Detroit, Michigan 48226